POWER OF ATTORNEY


	Know all by these presents, that the
undersigned
constitutes and appoints each of Keith Miller, Polly Boe and Christopher
Nordquist, signing singly, the undersigned's true and lawful attorneys-in-fact to:

(1)	execute for and on behalf of the

undersigned, in the undersigned's capacity as an officer, director and/or

10% stockholder of RedEnvelope, Inc.(the "Company") Form ID, 3, 4 and 5 in accordance with Section 16(a)of the Securities Exchange Act of 1934 (the
"Act") and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the Company;



(2)	do and perform any and all acts for and on behalf of the
undersigned
which may be necessary or desirable to complete and execute any such Form
ID, 3, 4 or 5, or other form or report, and timely file such form or report with the United States Securities and Exchange
Commission and any stock
exchange or similar authority; and


(3)	take any other action of any
type whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


	The undersigned hereby grants
to
each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and subsitution of revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute and substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Act.



This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and the transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


	IN WITNESS WHEREOF,
the undersigned has
caused this Power of Attorney to be executed as of this 16th day of
February, 2006.





									   /s/Ken

Constable
						Signature



									   Ken

Constable
						Print Name